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                                                                  Exhibit 23.4



We consent to the use in this Registration Statement of Procept, Inc. on Amendment No. 1 to Form S-3 of our report on Binary Therapeutics, Inc. dated December 18, 1998 for the period ended September 30, 1998 appearing in the prospectus and to the reference to us under the heading "Experts" in the prospectus, which is a part of this Registration Statement.

                                      /s/ DELOITTE & TOUCHE LLP

San Diego, California
December 21, 1999